Exhibit 10.3

PROMISSORY NOTE

SECURED TRANCHE B NOTE

 February 22, 2011
$2,638,284.09

This Secured Tranche B Note is executed and delivered pursuant to the terms of that certain Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated as of January 24, 2011 (as amended, supplemented, or otherwise modified from time to time, the “Plan”) as approved by the United States Bankruptcy Court for the Southern District of New York pursuant to that certain Confirmation Order, dated as of February 8, 2011 (the “Confirmation Order”).  Capitalized terms not otherwise defined herein shall have the meanings provided in the Plan.

FOR VALUE RECEIVED, JENNIFER CONVERTIBLES, INC., a Delaware corporation (the “Obligor”), and each of its undersigned subsidiaries as co-obligors, hereby unconditionally promises to pay in immediately available funds to the order of HAINING MENGNU GROUP CO. LTD. (“Mengnu”), in respect of the Mengnu 503(b)(9) Claim, at such place that Mengnu may from time to time designate to the Obligor in writing:

(i)      the principal sum of TWO MILLION SIX HUNDRED THIRTY EIGHT THOUSAND TWO HUNDRED AND EIGHTY FOUR DOLLARS AND NINE CENTS ($2,638,284.09) on February 22, 2013; and

(ii)      interest on the principal amount of this Secured Tranche B Note at 4% per annum, payable in four equal installments, the first of which shall be on August 22, 2011, the second of which shall be on February 22, 2012, the third of which shall be on August 22, 2012, and the fourth of which shall be on February 22, 2013.  All interest shall be computed on the basis of a year of three hundred and sixty-five (365) days and the actual number of days, including the first day but excluding the last day, elapsed.

This Secured Tranche B Note is secured by liens granted pursuant to that certain Security Agreement, dated as of February 22, 2011 (the “Security Agreement”), is entitled to the benefits of the Security Agreement, the Plan and the Confirmation Order and is subject to all of the agreements, terms and conditions therein contained.  The provisions of the Security Agreement are fully incorporated herein.

If an Event of Default under of the Security Agreement shall occur, then this Secured Tranche B Note shall become due and payable when the conditions for exercising remedies upon default in section 10 of the Security Agreement have been fulfilled, together with reasonable attorneys’ fees (to the extent permitted by applicable law) if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.  Mengnu shall at all times have the right to waive or rescind the payment acceleration and reinstate the terns of the Secured Tranche B Note.

Upon receipt of evidence reasonably satisfactory to the Obligor of the loss, theft, destruction or mutilation of this Secured Tranche B Note, the Obligor will issue a new Secured Tranche B Note, of like tenor and amount.

This Secured Tranche B Note may not be transferred except in compliance with the terms and provisions of the Security Agreement.

Obligor (i) expressly waives diligence, demand, presentment, protest and notice of any kind, and (ii) agrees that it will not be necessary for Mengnu to first institute suit in order to enforce payment of this Secured Tranche B Note.  The pleading of any statute of limitations as a defense to any demand against Obligor is expressly hereby waived.  Mengnu shall not be required to resort to any collateral for payment, but may proceed against the Obligor, or any of its affiliates or any endorsers hereof in such order and manner as Mengnu may choose.  None of the rights of Mengnu shall be waived or diminished by any failure or delay in the exercise thereof.

This Note is subject to that certain subordination and intercreditor agreement by and between Mengnu (as defined therein) and the Jennifer Convertibles Litigation Trust, dated February 22, 2011.

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SECURED TRANCHE B NOTE AND ANY DISPUTES ARISING IN CONNECTION HEREWITH OR THEREWITH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE OBLIGOR IRREVOCABLY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES ANY OBJECTION BASED ON VENUE WITH RESPECT TO ANY ACTION INSTITUTED THEREIN ARISING UNDER OR WITH RESPECT TO THIS SECURED TRANCHE B NOTE.  THE OBLIGOR HEREBY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION BROUGHT TO ENFORCE THIS SECURED TRANCHE B NOTE OR ANY AMENDMENT THERETO OR ANY ACTION BROUGHT TO ENFORCE PAYMENT OF ANY OBLIGATIONS OWING TO MENGNU.

JENNIFER CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER CONVERTIBLES BOYLSTON MA, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

ELEGANT LIVING-MANAGEMENT, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT III, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER PURCHASING CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT II CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT V, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NATICK CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NICOLE CONVERTIBLES, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

WASHINGTON HEIGHTS CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President